Marketable Securities	12 Months Ended
Dec. 31, 2023
Marketable Securities
Marketable Securities

7.Marketable Securities

Marketable securities represent Kuya Silver Corp (“Kuya”) shares held by the Company. The Kuya shares were acquired via the Kerr Assets sale on February 26, 2021 and January 31, 2023 described below (“2023 Sale”). The total value of marketable securities at December 31, 2023 was $595(December 31, 2022 - $433). These shares were marked-to-market at December 31, 2023 resulting in a net loss of $253 being recorded during the year ended December 31, 2023 (December 31, 2022 – loss of $589).

On January 31, 2023, the Company completed the sale of the remaining assets of Canadian Cobalt Camp consisting of Keely-Frontier patents (“Cobalt Camp”) which Kuya did not own, as well as their associated asset retirement obligations. These assets and associated asset retirement obligations were classified as assets and liabilities held for sale at December 31, 2022. To complete the sale, Kuya issued to the Company 3,108,108 shares at a deemed price of $0.37 per share (being the share price equivalent to the VWAP prior to issuance) comprised of 2,702,703 shares as consideration for the $1,000 sale price (classified as disposal group held for sale by the Company at December 31, 2022) and an additional 405,405 to settle $150 of payables to the Company. Kuya had also entered into a royalty agreement with the Company whereby it will grant the Company a two percent royalty on net smelter returns from commercial products derived from the remaining assets. The Company will retain a right of first offer to refine any base metal concentrates produced from the assets at the Company’s Ontario refinery.